                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934, as amended.

Filed by the registrant [X]

Filed by a party other than the registrant [_]

Check the appropriate box:

[_]Preliminary proxy statement

[X]Definitive proxy statement

[_]Definitive additional materials

[_]Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             LifeMinders.com, Inc.
                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]No fee required

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)Title of each class of securities to which transaction applies:

  (2)Aggregate number of securities to which transactions applies:

  (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

  (4)Proposed maximum aggregate value of transaction:

  (5)Total fee paid:

[_]Fee paid previously with preliminary materials:

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)Amount Previously Paid:

  (2)Form, Schedule or Registration Statement No.:

  (3)Filing Party:

  (4)Date Filed:

                      [LIFEMINDERS.COM LOGO APPEARS HERE]
           1110 Herndon Parkway, Suite 300, Herndon, Virginia 20170

                                April 17, 2000

Dear Stockholder:

  You are cordially invited to attend the 2000 Annual Meeting of Stockholders of LifeMinders.com, Inc., which will be held at the Hyatt Regency Town Center, 1800 President's Street, Reston, Virginia 20190, on Thursday, May 4, 2000 at 9:30 a.m. (Virginia time).

  Details of the business to be conducted at the 2000 Annual Meeting are given in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

  After careful consideration, the Company's Board of Directors has unanimously approved the proposals set forth in the Proxy Statement and recommends that you vote in favor of each such proposal and for each of the directors nominated for election to the Company's Board of Directors.

  In order for us to have an efficient meeting, please sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you are able to attend the annual meeting and wish to change your proxy vote, you may do so simply by voting in person at the annual meeting.

  We look forward to seeing you at the meeting.

                                          Sincerely,
                                          /s/ Stephen R. Chapin, Jr.
                                          Stephen R. Chapin, Jr.
                                          President, Chief Executive Officer
                                          and Chairman of the Board of
                                          Directors


                            YOUR VOTE IS IMPORTANT

  In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope.
          No postage need be affixed if mailed in the United States.

                      [LIFEMINDERS.COM LOGO APPEARS HERE]
           1110 Herndon Parkway, Suite 300, Herndon, Virginia 20170

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 4, 2000

  The Annual Meeting of Stockholders (the "Annual Meeting") of LifeMinders.com, Inc., a Delaware corporation ("LifeMinders.com" or the "Company"), will be held at the Hyatt Regency Town Center, 1800 President's Street, Reston, Virginia 20190, on Thursday, May 4, 2000 at 9:30 a.m. (Virginia time) for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

    (1) To elect two directors to serve until the 2001 and 2003 Annual Meetings of Stockholders, respectively, or until their respective successors shall have been duly elected and qualified;

    (2) To approve and adopt the LifeMinders.com, Inc. 2000 Stock Incentive
  Plan;

    (3) To approve and adopt the LifeMinders.com, Inc. Employee Stock Purchase Plan;

    (4) To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2000; and

    (5) To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

  Only stockholders of record at the close of business on March 31, 2000 will be entitled to notice of, and to vote at, the Annual Meeting. The stock transfer books of the Company will remain open between the record date and the date of the meeting. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at the corporate headquarters at the address above.

  All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the Annual Meeting, your proxy vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

                                          By Order of the Board of Directors
                                          /s/ Stephen R. Chapin, Jr.
                                          Stephen R. Chapin, Jr.
                                          President, Chief Executive Officer
                                          and Chairman of the Board of
                                          Directors

Herndon, Virginia
April 17, 2000

                 IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD
                      BE COMPLETED AND RETURNED PROMPTLY

                             LIFEMINDERS.COM, INC.

                                PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 4, 2000

General

  These proxy solicitation materials (the "Proxy Statement") and the enclosed proxy cards (the "Proxy") are being mailed in connection with the solicitation of proxies by the Board of Directors of LifeMinders.com, Inc., a Delaware corporation ("LifeMinders.com" or the "Company"), for the 2000 Annual Meeting of Stockholders to be held on Thursday, May 4, 2000 at 9:30 a.m. (Virginia time), and at any adjournment or postponement thereof (the "Annual Meeting"), at the Hyatt Regency Town Center, 1800 President's Street, Reston, Virginia 20190. This Proxy Statement was first mailed on or about April 17, 2000, to all Stockholders entitled to vote at the Annual Meeting.

  The Company's annual report to Stockholders for the fiscal year ended December 31, 1999 (the "Annual Report") has been mailed concurrently with the mailing of the notice of the Annual Meeting and this Proxy Statement to all Stockholders entitled to notice of, and to vote at, the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

  The mailing address of the principal executive offices of the Company is 1110 Herndon Parkway, Herndon, Suite 300, Virginia 20170.

Voting

  The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders (the "Notice of Annual Meeting"). Each proposal is described in more detail in this Proxy Statement. The Company has one class of voting securities outstanding, its common stock, $0.01 par value (the "Common Stock"). At the close of business on March 31, 2000, the record date for determination of Stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"), 23,576,410 shares of the Company's Common Stock were issued and outstanding. Each Stockholder is entitled to one vote for each share of Common Stock held by such Stockholder on the Record Date. Stockholders may not cumulate votes in the election of directors. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the Annual Meeting during regular business hours at the principal executive offices of the Company at the address specified above.

  As of the Record Date, directors and officers of the Company may be deemed to be beneficial owners of an aggregate of 11,939,851 shares of Common Stock (not including shares of Common Stock issuable upon exercise of outstanding options and warrants), constituting approximately 50.64% of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Such directors and executive officers have indicated to the Company that each person intends to vote or direct the vote of all shares of Common Stock held or owned by such person, or over which such person has voting control, in favor of all of the proposals described herein. Nonetheless, the approval of the proposals is not assured. See "Security Ownership of Certain Beneficial Owners and Management".

  The following outlines the vote required to approve each proposal set forth in this Proxy Statement:

  . Proposal One, to elect two (2) directors, requires approval by a plurality of the shares of Common Stock present in person or by Proxy at the Annual Meeting.

  . Proposal Two, to adopt the LifeMinders.com, Inc. 2000 Stock Incentive Plan, requires approval by at least a majority of the shares of Common Stock present in person or by Proxy at the Annual Meeting.

  . Proposal Three, to approve and adopt the LifeMinders.com, Inc. Employee Stock Purchase Plan, requires approval by at least a majority of the shares of Common Stock present in person or by Proxy at the Annual Meeting.

  . Proposal Four, to ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2000, requires approval by at least a majority of the shares of Common Stock present in person or by Proxy at the Annual Meeting.

The Board of Directors recommends a vote "FOR" each proposal.

  Shares cannot be voted at the meeting unless the owner is present in person or by proxy. Shares represented by proxy will be voted in accordance with your instructions. You may specify your choices by marking the appropriate box on the proxy card. You may vote (i) "FOR," (ii) "AGAINST" or (iii) "ABSTAIN" from voting with respect to any of the four proposals. If you submit your proxy without voting instructions your shares will be counted as a vote "FOR" each proposal. An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. With respect to the required vote on each of the proposals, abstentions will be treated as shares present and entitled to vote, and for purposes of determining the outcome of the vote on each proposal, have the same effect as a vote against the proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker "non-votes" on a particular proposal will not be treated as shares present and entitled to vote on the proposal.

Revocability of Proxies

  Any stockholder executing a proxy pursuant to this solicitation may revoke it at any time prior to its exercise by delivering written notice of such revocation to the Secretary of the Company before the Annual Meeting or by properly executing and delivering a proxy bearing a later date. Proxies may also be revoked by any stockholder present at the Annual Meeting who elects to vote his, her or its shares in person.

  If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on the proxy, the shares will be voted accordingly. If no choice is specified on the returned proxy, the shares will be voted in favor of the approval of the proposals described in the Notice of Annual Meeting and in this Proxy Statement. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Solicitation

  The cost of soliciting proxies will be paid entirely by the Company and may include reimbursement paid to brokerage firms and others for their expense in forwarding solicitation materials as well as the expense of preparing, assembling, photocopying and mailing this Proxy Statement. Solicitation will be made primarily through the use of the mail; however, regular employees of the Company may, without additional remuneration, solicit proxies personally by telephone or telegram or other means. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

  Unless otherwise directed, the persons appointed in the accompanying form of proxy intend to vote at the Annual Meeting "FOR" the election of (i) the nominee named below as a Class I director of the Company to serve until the 2003 Annual Meeting of Stockholders and (ii) the nominee named below as a Class II director of the Company to serve until the 2001 Annual Meeting of Stockholders, or in either case until their successors are duly elected and qualified. If any nominee is unable to be a candidate when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominee. The Board of Directors of the Company (the "Board") does not currently anticipate that any nominee will be unable to be a candidate for election. Each nominee is currently a director of the Company.

  In accordance with the terms of the Company's Restated Certificate of Incorporation, the Board has been divided into three classes, denominated Class I, Class II and Class III, with members of each class holding office for staggered three-year terms. At each annual meeting of the Company's stockholders commencing in 2000, the successors to the directors whose terms expire are elected to serve from the time of their election and qualification until the third annual meeting of stockholders following their election or until a successor has been duly elected and qualified. The affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote on the election of directors at the Annual Meeting is required to elect the directors.

  The Board currently has seven members. E. Rogers Novak, Jr. and Gene Riechers are Class I Directors whose terms expire at the Annual Meeting (in each case, subject to the election and qualification of their sucessors or to their earlier death, resignation or removal). Mr. Riechers is a nominee for election at the Annual Meeting. Mr. Novak has decided not to run for reelection and his seat on the Board will remain vacant until a suitable replacement is found by the Board. Sunil Paul, a Class II director, was elected by the Board on March 21, 2000 to fill a vacancy on the Board and, therefore, must stand for election at the Annual Meeting. Mr. Paul's term and the terms of the other Class II Directors, Douglas A. Lindgren and Philip D. Black, will expire at the 2001 Annual Meeting of Stockholders (in each case, subject to the election and qualification of their successors or to their earlier death, resignation or removal). Stephen R. Chapin, Jr. and Jonathan B. Bulkeley are Class III Directors whose terms expire at the 2002 Annual Meeting of Stockholders (in each case, subject to the election and qualification of their successors or to their earlier death, resignation or removal).

Information Regarding the Nominees for Election as Directors

  The following information with respect to the principal occupation or employment, other affiliations and business experience during the last five years of the nominees have been furnished to the Company by such nominees. Except as indicated, the nominees have had the same principal occupation for the last five years.

(Class I Director) (Term expires at the 2003 Annual Meeting)

  Gene Riechers, age 44, has served as a director of LifeMinders.com since November 1997. Mr. Riechers is a managing director of FBR Technology Venture Partners L.P., a venture capital investment firm, which he joined in December 1996. Prior to joining FBR Technology Venture Partners L.P., Mr. Riechers served as the Chief Financial Officer of CyberCash, a leader in Internet payment systems, from December 1995 to December 1996. From September 1993 to December 1995, Mr. Riechers served as the Chief Financial Officer and Vice President of Development of Online Resources and Communications Corp., a provider of electronic home banking services. He currently serves on the boards of directors of webMethods, Inc., Equal Footing.com, Inc. and Varsitybooks.com, Inc. Mr. Riechers graduated from Pennsylvania State University and received his Masters in Business Administration from Loyola College.

(Class II Director) (Term expires at the 2001 Annual Meeting)

  Sunil Paul, age 35, was appointed to the Board in March 2000. In October 1997, Mr. Paul founded Brightmail, Inc., an email-enhancement Internet company, and has served as its Chairman of the Board since that time. In January 1996, Mr. Paul founded FreeLoader, Inc., a Web-based push service provider company. Mr. Paul served as that company's Chief Executive Officer from January 1996 to June 1996, when FreeLoader, Inc.

was acquired by Individual, Inc. From June 1996 to July 1997, he served as the President of Individual, Inc.'s FreeLoader division. From February 1994 to October 1995, Mr. Paul worked at America Online, Inc. serving as its first Internet Product Manager. From 1990 until January 1994, Mr. Paul was a policy analyst at the U.S. Congress' Office of Technology Assessment, where he specialized in information technology and telecommunications, including the then-emerging Internet. Mr. Paul is on the board of directors of Livemind, Inc., a company that he founded in March 1999. Mr. Paul holds an undergraduate degree in electrical engineering from Vanderbilt University.

Recommendation of the Board of Directors

  The Board recommends that the stockholders vote FOR the election of each of the nominees listed above.

Information Regarding Directors Who Are Not Nominees for Election at the Annual Meeting

  The following information with respect to the principal occupation or employment, other affiliations and business experience during the last five years of each director who is not a nominee for election at the Annual Meeting has been furnished to the Company by such director. Except as indicated each of these directors has had the same principal occupation for the last five years.

Class II Directors (Terms expire at the 2001 Annual Meeting of Stockholders)

  Douglas A. Lindgren, age 38, has served as a director of LifeMinders.com since February 1999. Mr. Lindgren is a Managing Director of United States Trust Company of New York ("U.S. Trust") and is the Chief Investment Officer of Excelsior Private Equity Fund II, Inc. Prior to joining U.S. Trust in April 1995, Mr. Lindgren served in various capacities for Inco Venture Capital Management, Inc. from May 1988 through March 1995, including the positions of President and Managing Principal from January 1993 through March 1995. Before joining Inco Venture Capital Management, Inc., Mr. Lindgren was employed at Salomon Brothers Inc and Smith Barney, Harris Upham & Co., Inc. He is an Adjunct Professor of Finance at Columbia University's Graduate School of Business, where he has been teaching courses on venture capital since 1993. Mr. Lindgren currently serves on the boards of directors of Zeus Wireless, Inc., Constellar Corporation, ReleaseNow.com, PowerSmart, Inc., On the Go Software, Inc. and MarketFirst Software, Inc. Mr. Lindgren holds an undergraduate degree and a Masters in Business Administration from Columbia University.

  Philip D. Black, age 33, has served as a director of LifeMinders.com since May 1999. Since March 1999, Mr. Black has been a Managing Member of Calvert Capital L.L.C. and Calvert Capital II, L.L.C., which are both venture capital investment firms and the general partners of ABS Ventures LM L.L.C., ABS Ventures IV, L.P. and ABX Fund, L.P. From March 1995 to March 1999, Mr. Black was a General Partner of Weiss, Peck & Greer Venture Partners, a venture capital investment firm, and from 1988 to 1995, was a Senior Associate at Summit Partners, also a venture capital firm. Mr. Black currently serves on the boards of directors of Personify Incorporated and Zilliant.com. Mr. Black holds an undergraduate degree from Stanford University.

Class III Directors (Terms expire at the 2002 Annual Meeting of Stockholders)

  Stephen R. Chapin, Jr., age 37, co-founded LifeMinders.com in August 1996 and has served as the Company's President, Chief Executive Officer and Chairman of the Board since August 1996. Prior to founding LifeMinders.com, from September 1995 to October 1996, Mr. Chapin served as a Vice President at First USA Bank. From September 1993 to September 1995, Mr. Chapin was a management consultant at McKinsey & Company. From 1985 to 1990, Mr. Chapin served in the U.S. Navy, as the Secretary of the Navy's liaison to Congress and as a naval engineering and weapons officer. Mr. Chapin graduated from the U.S. Naval Academy and received his Masters in Business Administration from the Harvard Business School.

  Jonathan B. Bulkeley, age 39, has served as a director of LifeMinders.com since August 1999. From January 1999 to January 2000, Mr. Bulkeley was the Chief Executive Officer of barnesandnoble.com. From July 1995 to January 1999, he served as Managing Director of America Online, Inc.'s joint venture with Bertelsmann Online to provide interactive online services in the United Kingdom. Prior to July 1995, Mr. Bulkeley was Vice

President of Business Development at America Online in the United States, and prior to that, served as General Manager of media at America Online. Before joining America Online in March 1993, Mr. Bulkeley worked at Time Inc. in a variety of roles, including Director of Marketing and Development for Money magazine and sales and marketing positions at Time and Discover magazines. Mr. Bulkeley is a director of Rocket Networks and Milliken & Co. Mr. Bulkeley holds an undergraduate degree from Yale University.

Committees of the Board

  The Board has a compensation committee and an audit committee.

  Compensation Committee. The compensation committee reviews and makes recommendations to the Board regarding the compensation and benefits provided to the Company's key executive officers and directors, including stock compensation and loans. In addition, the compensation committee reviews policies regarding compensation arrangements and benefits for all of the Company's employees. As part of the foregoing, the compensation committee also administers the Company's 1998 Stock Option Plan. The current members of the compensation committee are Messrs. Bulkeley and Novak. After the Annual Meeting, Mr. Novak's seat on this committee shall remain vacant until a suitable replacement is found by the Board.

  Audit Committee. The audit committee reviews and monitors the Company's internal accounting procedures and reviews the results and scope of the annual audit and other services provided by the Company's independent accountants. The audit committee also consults with the Company's management and the Company's independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of its financial affairs. In addition, the audit committee is responsible for considering and recommending the appointment of, and reviewing fee arrangements with, the Company's independent auditors. The current members of the audit committee are Messrs. Riechers and Novak. After the Annual Meeting, there will be one vacancy on the audit committee.

Attendance at Board and Committee Meetings

  During 1999, the Board of Directors held nine meetings, the compensation committee held six meetings, and the audit committee held one meeting. During 1999, each director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board or which such Director served (during the period that such person served as a director); except that Mr. Bulkeley attended only two meetings of the Board during the period from August 1999 (when Mr. Bulkeley was appointed to the Board) to December 31, 1999. Frans Kok resigned from the Board effective as of July 15, 1999.

Compensation of Directors

  The Company's directors do not receive compensation for attendance at Board meetings or Board committee meetings. However, the Company's directors are reimbursed for all reasonable out-of-pocket expenses incurred in connection with their attendance at Board and Board committee meetings. From time to time, certain directors who are not employees of LifeMinders.com have received grants of options to purchase shares of the Company's Common Stock. During 1999, the Company granted Jonathan B. Bulkeley an option to purchase 62,500 shares of Common Stock, at an exercise price of $3.86 per share.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders

  The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock as of March 31, 2000 by:

  . each person or group known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock;

  . each executive officer named in the Summary Compensation Table appearing elsewhere in this Proxy Statement;

  .  each director and director nominee; and

  .  all directors, director nominees and executive officers as a group.

  The Company has determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Unless otherwise indicated, the persons included in the table have sole voting and investment power with respect to all shares beneficially owned. Shares of common stock subject to options that are currently exercisable or are exercisable within 60 days of March 31, 2000 are treated as outstanding and beneficially owned with respect to the person holding these options for the purpose of computing the percentage ownership of that person. However, these shares are not treated as outstanding for purposes of computing the percentage ownership of any other person. Stephen R. Chapin's shares include options exercisable for 101,428 shares, Mark Bryant's shares include options exercisable for 52,500 shares, Harry Layman's shares include options exercisable for 59,336 shares, Michael Brown's shares include options exercisable for 5,469 shares and shares held by executive officers and directors as a group include options exercisable for 252,327 shares.

                                                   Shares Beneficially Owned
                                                         as of 3/31/00
                                                   -----------------------------
Name and Address of Beneficial Owner                  Number       Percentage
------------------------------------               -------------- --------------
Douglas A. Lindgren...............................      4,261,685        18.07%
 Excelsior Private Equity Fund II, Inc.(1)
 114 West 47th Street,
 New York, New York 10036
Philip D. Black...................................      2,979,632        12.63%
 Entities affiliated with ABS Ventures(2)
 1 South Street, Suite 2150,
 Baltimore, Maryland 21202
Gene Riechers.....................................      1,328,932         5.63%
 Entities affiliated with FBR Technology Venture
 Partners, L.P.(3)
 1001 19th Street North, 10th Floor,
 Arlington, Virginia 22209
E. Rogers Novak...................................      1,322,200         5.60%
 Novak Biddle Venture Partners, L.P.(4)
 1897 Preston White Drive,
 Reston, Virginia 20191
Stephen R. Chapin, Jr.(7).........................      1,621,764         6.88%
 1110 Herndon Parkway,
 Herndon, Virginia 20170
Jonathan B. Bulkeley(5)...........................         77,286            *
 76 Ninth Avenue, 11th Floor,
 New York, New York 10128
Mark F. Bryant(6).................................         52,500            *
 1110 Herndon Parkway,
 Herndon, Virginia 20170
John A. Chapin(6).................................        190,266            *
 1110 Herndon Parkway, Suite 300
 Herndon, Virginia 20170

Harry A. Layman(6)..........................................     105,586      *
 1110 Herndon Parkway, Suite 300
 Herndon, Virginia 20170
Michael N. Brown(6).........................................       5,469      *
 1110 Herndon Parkway, Suite 300
 Herndon, Virginia 20170
All directors, director nominees and executive officers as a  11,939,851 50.59%
 group (15 persons).........................................

--------
(1) Represents shares held of record by Excelsior Private Equity Fund II, Inc. Mr. Lindgren, one of the Company's directors, is the Chief Investment Officer of Excelsior Private Equity Fund II, Inc. Mr. Lindgren disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in Excelsior Private Equity Fund II, Inc.
(2) Represents (a) 1,744,015 shares held of record by ABS Ventures LM L.L.C. (which shares were transferred from Pyramid Ventures, Inc., an affiliate of ABS Ventures LM L.L.C., in September 1999), the Managing Member of which is Calvert Capital II L.L.C., (b) 938,451 shares held of record by ABS Ventures IV, L.P., the general partner of which is Calvert Capital L.L.C., (c) 282,166 shares held of record by ABX Fund, L.P., the general partner of which is Calvert Capital II L.L.C., and (d) 15,000 shares held of record by Philip D. Black. Mr. Black, one of the Company's directors, is a Manager of Calvert Capital L.L.C. and Calvert Capital II L.L.C. Mr. Black disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in these entities.
(3) Represents shares held of record by FBR Technology Venture Partners, L.P., the general partner of which is FBR Venture Capital Managers, Inc. Mr. Riechers, one of the Company's Directors, is the Managing Director of FBR Technology Venture Partners, L.P. Mr. Riechers disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in FBR Technology Venture Partners, L.P.
(4) Represents (a) 1,260,372 shares held of record by Novak Biddle Venture Partners, L.P. and (b) 61,829 shares held of record by Novak Biddle Venture Partners II, L.P. Mr. Novak, one of the Company's directors, is a general partner of those entities. Mr. Novak disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in those entities.
(5) Mr. Bulkeley is one of the Company's directors.
(6) These individuals are officers of the Company.
(7) Mr. Chapin is an officer and a director of the Company.

Executive Compensation

  The following table sets forth information concerning the compensation paid by the Company to its Chief Executive Officer and to each of its four other most highly compensated executive officers whose total annual compensation exceeded $100,000 (the "Named Executive Officers") during the fiscal year ended December 31, 1999.

                          Summary Compensation Table

                                            Long-Term Compensation Awards
                                    ---------------------------------------------
                                           Annual         Number of
                                      Compensation(1)      Shares
                                    -------------------- Underlying     Other
 Name and Principal Position   Year Salary ($) Bonus ($) Options (#) Compensation
 ---------------------------   ---- ---------- --------- ----------- ------------
 Stephen R. Chapin, Jr. .....  1999  $172,917  $ 97,500    301,428     $56,532(2)
   President, Chief Executive  1998  $131,250       --         --          --
   Officer and Chairman of
    the Board
 Mark F. Bryant..............  1999  $135,000  $216,000     50,000         --
   Vice President, Business
    Development                1998  $125,000       --     125,000         --
   and Advertising Sales
 John A. Chapin..............  1999  $129,659  $ 75,000     50,000         --
   Senior Vice President,
   Member Experience,
    Secretary
 Harry A. Layman.............  1999  $133,269   $26,000    271,250         --
   Vice President,
   Engineering and
   Chief Technology Officer
 Michael N. Brown............  1999   $67,965   $40,000     87,500         --
   Vice President, Marketing
   Analysis

--------
(1) Tim Hanlon served with the Company from July 1999 until February 29, 2000 and was compensated at an annual rate of $190,000, Joseph S. Grabias was hired in August 1999 and is compensated at an annual rate of $180,000, David N. Mahony was hired in November 1999 and is compensated at an annual rate of $160,000, Thomas Stockmeyer was hired in January 2000 and is compensated at an annual rate of $200,000 and Melissa Radin was hired in March 2000 and is compensated at an annual rate of $95,000.
(2) This amount consists of reimbursement by the Company of Mr. Chapin's relocation expenses.

Option Grants in Last Year

  The following table provides information concerning grants of options to purchase Common Stock granted to the Named Executive Officers during the fiscal year ended December 31, 1999. The Company did not grant stock appreciation rights to these individuals during 1999.

                       Option Grants in Fiscal Year 1999

                                                  Individual Grants
                                          ---------------------------------
                                                                            Potential Realizable
                                                                              Value at Assumed
                                          Percentage of                     Annual Rates of Stock
                             Number of    Total Options Exercise             Price Appreciation
                            Securities     Granted to    Price               for Option Term(1)
                            Underlying    Employees in    Per    Expiration ---------------------
          Name            Options Granted  Fiscal 1999   Share      Date        5%        10%
          ----            --------------- ------------- -------- ---------- ---------- ----------
Stephen R. Chapin, Jr...      100,000(2)       3.4%      $ 0.88    4/20/04  $  386,794 $  854,714
Stephen R. Chapin, Jr...      200,000(3)       6.7%      $14.00   11/22/09  $1,760,905 $4,462,479
Stephen R. Chapin, Jr...        1,428(4)         *       $14.00   11/16/09  $   12,573 $   31,862
Mark F. Bryant..........       25,000(5)         *       $ 0.80    2/18/09  $  220,113 $  557,810
Mark F. Bryant..........       25,000(6)         *       $ 3.44     7/1/09  $  220,113 $  557,810
John A. Chapin..........       50,000(3)       1.7%      $14.00   11/22/09  $  440,226 $1,115,620
Harry A. Layman.........      271,250(7)       9.1%      $ 0.80    3/29/09  $2,388,227 $6,052,237
Michael N. Brown........       21,875(8)         *       $ 0.80    5/17/09  $  192,599 $  488,084
Michael N. Brown........        3,125(9)         *       $ 3.44    7/15/09  $   27,514 $   69,726
Michael N. Brown........       62,500(10)      2.1%      $10.10    11/9/09  $  550,283 $1,394,525

--------
(1) Potential Realizable Value assumes that the common stock appreciates at the indicated annual rate (compounded annually) from the grant date until the expiration of the option term and is calculated based on the rules promulgated by the SEC. Potential Realizable Value does not represent our estimate of future stock price performance. The potential realizable value at 5% and 10% appreciation is calculated by assuming that the estimated fair market value on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price. For purposes of this calculation, it is assumed that the fair market value of each grant on the date of each grant was equal to the initial public offering price of $14.00 per share.
(2) This option vested in full on April 20, 1999.
(3) This option vests as to 25% of the shares subject thereto on November 22, 2000, and as to the remaining 75% of the shares subject thereto in 36 equal successive monthly installments commencing on December 22, 2000.
(4) This option vested in full on January 31, 2000.
(5) This option vested in full on February 18, 1999.
(6) This option vests as to 25% of the shares subject thereto on July 1, 2000, and as to the remaining 75% of the shares subject thereto in 36 equal successive monthly installments commencing on August 1, 2000.
(7) This option vested as to 25% of the shares subject thereto on March 29, 1999, and vests as to the remaining 75% of the shares subject thereto in 36 equal successive monthly installments which commenced on March 29, 2000.
(8) This option vests as to 25% of the shares subject thereto on May 17, 2000, and as to the remaining 75% of the shares subject thereto in 36 equal successive monthly installments commencing on June 17, 2000.
(9) This option vests as to 25% of the shares subject thereto on July 15, 2000, and as to the remaining 75% of the shares subject thereto in 36 equal successive monthly installments commencing on August 15, 2000.
(10) This option vests as to 25% of the shares subject thereto on November 9, 2000, and as to the remaining 75% of the shares subject thereto in 36 equal successive monthly installments commencing on December 9, 2000.
*  Less than 1%.

Aggregated Fiscal Year-End Option Values

  The following table provides summary information regarding options held by the Company's Chief Executive Officer and other Named Executive Officers on December 31, 1999.

                              Number of Securities
                             Underlying Unexercised     Value of Unexercised
                                   Options at         "In-the-Money" Options at
                                December 31, 1999       December 31, 1999(1)
                            ------------------------- -------------------------
           Name             Exercisable Unexercisable Exercisable Unexercisable
           ----             ----------- ------------- ----------- -------------
Stephen R. Chapin, Jr. ....   100,000      201,428    $5,687,000   $ 8,812,475
Mark F. Bryant.............    77,083       97,917    $4,389,871   $ 5,510,313
John A. Chapin.............       --        50,000           --    $ 2,187,500
Harry A. Layman............    21,562      203,438    $1,227,955   $11,585,795
Michael N. Brown...........       --        87,500           --    $ 4,393,625

--------
(1) Value for "in-the-money" options represents the positive spread between the exercise price of outstanding options and the fair market value of $57.75 per share on December 31, 1999.

                     REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

  The compensation committee of the Board of Directors advises the Chief Executive Officer and the Board of Directors on matters of the Company's compensation philosophy and the compensation of executive officers and other individuals compensated by the Company. The compensation committee is also responsible for the administration of the Company's stock option plans under which option grants and direct stock issuances may be made to executive officers. The compensation committee has reviewed and is in accord with the compensation paid to executive officers in 1999.

  General Compensation Policy. The fundamental policy of the compensation committee is to provide the Company's executive officers with competitive compensation opportunities based upon their contribution to the development and financial success of the Company and their personal performance. It is the Compensation Committee's objective to have a portion of each executive officer's compensation contingent upon the Company's performance as well as upon such executive officer's own level of performance. Accordingly, the compensation package for each executive officer is comprised of two elements:
(i) base salary and (ii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's stockholders.

  Factors. The principal factors which the compensation committee considered with respect to each executive officer's compensation package for fiscal year 1999 are summarized below. The compensation committee may, however, in its discretion apply entirely different factors in advising the Chief Executive Officer and the Board of Directors with respect to executive compensation for future years.

  Base Salary. The suggested base salary for each executive officer is determined on the basis of the following factors: experience, personal performance, the salary levels in effect for comparable positions within and without the industry and internal base salary comparability considerations. The weight given to each of these factors differs from individual to individual, as the compensation committee deems appropriate.

  Long-Term Incentive Compensation. Long-term incentives are provided through grants of stock options. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company. Each option generally becomes exercisable in installments over a four or five year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option grant will provide a return to the executive officer only if the executive officer remains employed by the Company during the vesting period, and then only if the market price of the underlying shares appreciates.

  The number of shares subject to each option grant is set at a level intended to create a meaningful opportunity for stock ownership based on the executive officer's current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the individual's potential for increased responsibility and promotion over the option term and the individual's personal performance in recent periods. The compensation committee also considers the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the compensation committee does not adhere to any specific guidelines as to the relative option holdings of the Company's executive officers. Stock options to purchase an aggregate of 1,273,303 shares of Common Stock were granted to executive officers in 1999.

  CEO Compensation. The plans and policies discussed above were the basis for the 1999 compensation of the Company's Chief Executive Officer, Mr. Stephen R. Chapin, Jr. In advising the Board with respect to this compensation, the compensation committee seeks to achieve two objectives: (i) establish a level of base salary competitive with that paid by companies within the industry which are of comparable size to the Company and by companies outside of the industry with which the Company competes for executive talent and (ii) make a significant percentage of the total compensation package contingent upon the Company's performance and stock price appreciation. In accordance with these objectives, Mr. Chapin received a base salary of $172,917 for fiscal year 1999. Stock options to purchase 301,428 shares of common stock were granted to Mr. Chapin in fiscal year 1999.

  Compliance with Internal Revenue Code Section 162(m). As a result of Section 162(m) of the Internal Revenue Code of 1986, as amended, which was enacted into law in 1993, the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any one year. This limitation will apply to all compensation paid to the covered executive officers which is not considered to be performance based. Compensation which does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation. The 1998 Stock Option Plan contains certain provisions which are intended to assure that any compensation deemed paid in connection with the exercise of stock options granted under that plan with an exercise price equal to the market price of the option shares on the grant date will qualify as performance-based compensation.

  The compensation committee does not expect that the compensation to be paid to the Company's executive officers for 2000 will exceed the $1 million limit per officer.

                                          THE COMPENSATION COMMITTEE

                                          Jonathan B. Bulkeley
                                          E. Rogers Novak

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Registration Rights Agreement and Related Matters

  In January 1999, prior to the Company's initial public offering, the Company sold shares of its Series C convertible preferred stock to the following purchasers in the following amounts at a price of $1.5265 per share:

     Excelsior Private Equity Fund II, Inc............................ 1,965,280
     Novak Biddle Venture Partners, L.P...............................   240,201
     FBR Technology Venture Partners, L.P.............................   207,446
     ABS Ventures IV, L.P.............................................   159,574
     ABX Fund, L.P....................................................    47,872

  Douglas A. Lindgren, one of the Company's directors, is the Chief Investment Officer of Excelsior Private Equity Fund II, Inc. E. Rogers Novak, a director of the Company, is a member of Novak Biddle Company, L.L.C., the general partner of Novak Biddle Venture Partners, L.P. Gene Riechers, a director of the Company, is a managing director of FBR Technology Venture Partners, L.P.
 Philip D. Black, a director of the Company, is a Manager of Calvert Capital L.L.C., the general partner of ABS Ventures IV, L.P. and ABX Fund.

  In May 1999, prior to the Company's initial offering, the Company sold shares of its Series D convertible preferred stock to the following purchasers in the following amounts at a price of $4.7051 per share:

     Pyramid Ventures, Inc............................................ 1,275,212
     Excelsior Private Equity Fund II, Inc............................   637,606
     FBR Technology Venture Partners, L.P.............................   212,535
     Novak Biddle Venture Partners, L.P...............................   106,268

  Pyramid Ventures, Inc. is an affiliate of ABS Ventures IV, L.P.

  In September 1999, prior to the Company's initial offering, the Company sold shares of its Series E convertible preferred stock to the following purchasers in the following amounts at a price of $8.0868 per share:

     Novak Biddle Venture Partners, L.P.................................  61,829
     Novak Biddle Venture Partners II, L.P..............................  49,463
     ABS Ventures IV, L.P...............................................  91,187
     ABX Fund, L.P......................................................  27,861
     FBR Technology Venture Partners, L.P............................... 111,292
     Excelsior Private Equity Fund II, Inc.............................. 556,462
     Jonathan Bulkeley..................................................  61,829
     Philip D. Black....................................................  10,000
     ABS Ventures LM L.L.C.............................................. 120,000

  E. Rogers Novak, Jr., one of the Company's directors, is a member of Novak Biddle Company II, L.P., the general partner of Novak Biddle Venture Partners II, L.P. Jonathan Bulkeley is one of the Company's directors. Philip D. Black, a director of the Company, is a Manager of Calvert Capital II L.L.C., the Managing Member of ABS Ventures LM L.L.C.

  Each of the transactions described above was priced at fair market value according to arm's length negotiating with the purchasers. The proceeds were used for general working capital purposes.

  The Company has granted holders of its preferred stock certain registration rights. Pursuant to these registration rights, the Company may be required to file registration statements under the Securities Act covering all or a portion of the common stock issued or issuable upon the automatic conversion of the preferred stock or may be required to include such shares of common stock in a registration under the Securities Act that the Company initiates on its own behalf.

Other Transactions

  For the year ended December 31, 1999, there was no transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeded or will exceed $60,000 and in which any of the Company's directors, executive officers, holder of more than 5% of the Company's common stock or any member of the immediate family of these persons had or will have a direct or indirect material interest other than (i) compensation agreements and other arrangements, which are described where required in this Proxy Statement and (ii) the transactions described above.

  For the year ended December 31, 1999, no executive officer, director, nominee for director or any relative of such persons has been indebted to the Company in an amount in excess of $60,000.

Change in Control Arrangements

  If the Company is acquired in a stockholder-approved transaction, whether by merger or asset sale, then all of the outstanding options granted under the Company's 1998 stock option plan, including those held by the Company's executive officers, will terminate, unless those options are assumed by the successor company and the Company's repurchase rights with respect to unvested option shares are assigned to that company.

Compensation Committee Interlocks and Insider Participation

  The compensation committee of the Board currently consists of Messrs. Bulkeley and Novak. After the Annual Meeting, Mr. Novak's seat on the compensation committee will remain vacant until a suitable replacement is found by the Board. No interlocking relationship exists between any member of the Board or the Board's compensation committee and any member of the board of directors or compensation committee of any other company, and no interlocking relationship has existed in the past.

Employment Agreements

  In November 1997, the Company entered into two year employment agreements with each of Stephen Chapin and John Chapin. Under the agreements, the Company agreed to pay Stephen Chapin an annual salary of $120,000 and John Chapin an annual salary of $72,000. The Board of Directors subsequently approved an annual salary for Stephen Chapin of $200,000 effective July 1999 and an annual salary of John Chapin of $100,000 effective July 1999. Both agreements provide for bonuses based upon the Company's profitability and overall financial condition, which may be awarded by the Board of Directors in its sole discretion. The employment agreements prohibit Stephen Chapin and John Chapin from competing with the Company and soliciting the Company's customers or employees during the term of the employment agreement and the 12-month period after the date of their termination.

  In November 1999, the compensation committee of the Board of Directors approved an annual base salary for Stephen Chapin of $195,000. In addition to his annual base salary, Stephen Chapin was entitled to receive a bonus of 25% of his base salary if the Company's revenues exceeded $11 million in 1999 and 25% of his salary if the number of subscribers the Company had at the end of 1999 was at least 7,000,000. For the year 2000, he will be entitled to receive 25% of his base salary if the Company's revenues exceed $31 million in 2000 and 25% of his base salary if the number of subscribers the Company has at the end of 2000 is at least 12,000,000. The compensation committee also granted him incentive stock options exercisable beginning January 31, 2000 for 1,428 shares of common stock and non-qualified stock options exercisable for 200,000 shares of our common stock exercisable on the first anniversary of the grant date. The exercise price of the options is $14.00. The Company expects that Stephen Chapin's employment agreement will be amended to reflect his new compensation package.

Section 16(a) Beneficial Ownership Reporting Compliance

  The rules promulgated under Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Company's officers and Directors, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and The Nasdaq National Market and to furnish the Company with copies. Based solely upon a review of Forms 3,4 and 5 furnished to the Company during the fiscal year ended December 31, 1999, the Company believes that its officers, directors and 10% stockholders have timely filed all reports required by Section 16(a) to be filed during that period, except that (i) each of Joseph S. Grabias, David N. Mahony and David C. Meade, Jr. failed to file one report disclosing one transaction involving an acquisition of shares of Common Stock and (ii) Harry A. Layman failed to file one report disclosing three transactions involving the acquisition of shares of Common Stock.

                               PERFORMANCE GRAPH

The following performance graph compares the performance of the Company's Common Stock to The Nasdaq Stock Market (U.S.) Index ("Nasdaq") and Chase H&Q Internet Index for the period from November 19, 1999 (the date of the Company's initial public offering) to December 31, 1999. The graph assumes an investment of $100 in each of the Company's Common Stock, the Nasdaq and the Chase H&Q Internet Index on November 19, 1999, and also assumes reinvestment of all dividends:





                       [PERFORMANCE GRAPH APPEARS HERE]

                                                       Cumulative Total Return
                                                       ------------------------
                                                        11/19/99     12/31/99
                                                       -----------  -----------
       LIFEMINDERS.COM, INC...........................       100.00       412.50
       NASDAQ STOCK MARKET (U.S.).....................       100.00       126.08
       CHASE H & Q INTERNET...........................       100.00       152.22

Notwithstanding anything to the contrary set forth in any of the Company's previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by the Company under those statutes, neither the preceding Performance Graph nor the Compensation Committee Report included elsewhere in this Proxy Statement is to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by the Company under those statutes.

                                  PROPOSAL 2

        APPROVAL OF THE LIFEMINDERS.COM, INC. 2000 STOCK INCENTIVE PLAN

  The stockholders are being asked to approve the Company's 2000 Stock Incentive Plan (the "2000 Plan"), under which 4,600,000 shares of common stock will initially be reserved for issuance. The Board adopted the 2000 Plan on March 30, 2000, subject to stockholder approval. The 2000 Plan will allow the Company to provide key employees (including officers and directors), non-employee Board members and independent consultants and advisors in the Company's service the continuing opportunity to acquire a meaningful equity interest in the Company as an incentive for them to remain in service. The Board believes that such equity incentives are a significant factor in the Company's ability to attract and retain the key individuals who are essential to the Company's long-term growth and financial success.

  The 2000 Plan is a comprehensive equity incentive plan intended to serve as the successor program to the Company's 1998 Stock Option Plan (the "Predecessor Plan").

  The following is a summary of the principal features of the 2000 Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2000 Plan. A copy of the 2000 Plan is attached hereto as Appendix A, and is incorporated herein by reference.

Equity Incentive Programs

  The 2000 Plan is divided into five (5) separate equity incentive programs:
(i) a Discretionary Option Grant Program, (ii) a Salary Investment Option Grant Program (iii) a Stock Issuance Program, (iv) an Automatic Option Grant Program and (v) a Director Fee Option Grant Program. The principal features of each program are described below. The Compensation Committee of the Board will have exclusive authority to administer the Discretionary Option Grant Program and the Stock Issuance Program with respect to option grants and stock issuances made to the Company's executive officers and non-employee Board members. The Compensation Committee and a Secondary Committee of one or more Board members will each have separate but concurrent authority to make option grants and stock issuances under those programs to all other eligible individuals. The term "Plan Administrator," as used in this proxy statement, will mean either the Compensation Committee or the Secondary Committee, to the extent each such entity is acting within the scope of its administrative jurisdiction under the 2000 Plan. All grants under the Salary Investment, Director Fee and Automatic Grant programs will be made in strict compliance with the express provisions of those programs.

Share Reserve

  The 4,600,000 shares of common stock initially authorized for issuance under the 2000 Plan will consist of (i) the number of shares currently available for issuance under the Predecessor Plan, including the shares subject to outstanding options, and (ii) an additional increase of 1,700,000 shares. The number of shares of common stock available for issuance under the 2000 Plan shall automatically increase on the first trading day of January each calendar year during the term of the 2000 Plan, beginning with calendar year 2001, by an amount equal to four percent (4%) of the total number of shares of common stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 1,500,000 shares.

  Should an outstanding option expire or terminate for any reason prior to exercise in full (including options transferred from the Predecessor Plan and options cancelled in accordance with the cancellation-regrant provisions described below), the shares subject to the portion of the option not so exercised will be available for subsequent issuance under the 2000 Plan. Unvested shares issued under the 2000 Plan and subsequently repurchased by the Company at the original option exercise price paid per share will be added back to the share reserve and will accordingly be available for subsequent issuance under the 2000 Plan. Shares subject to any stock appreciation rights exercised under the 2000 Plan will not be available for subsequent issuance.

  In no event may any one participant in the 2000 Plan receive option grants, separately exercisable stock appreciation rights or direct stock issuances for more than 1,000,000 shares of Common Stock in the aggregate per calendar year.

Eligibility

  Employees, non-employee Board members, and independent consultants and advisors in the service of the Company or its parent and subsidiaries (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Section 16 officers and highly compensated employees will be eligible to participate in the Salary Investment Option Grant Program if it is activated. Non-employee Board members will also be eligible to participate in the Director Fee Option Grant Program, if it is activated, and Automatic Option Grant Program.

  As of March 31, 2000, 10 executive officers, 2 non-employee Board members and approximately 145 other employees and consultants were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, and 6 non-employee Board members were eligible to participate in the Automatic Option Grant Program. Neither the Salary Investment Option Grant Program nor the Director Fee Option Grant Program have been activated.

Valuation

  The fair market value per share of Common Stock on any relevant date under the 2000 Plan will be the closing selling price per share on that date on the Nasdaq National Market. On April 11, 2000, the fair market value per share determined on such basis was $63.125.

Discretionary Option Grant Program

  Each granted option will have an exercise price per share as determined by the Plan Administrator, and no granted option will have a term in excess of 10 years. The shares subject to each option will generally become exercisable for fully-vested shares in a series of installments over a specified period of service measured from the grant date. However, one or more options may be structured so that the shares acquired under those options are unvested and subject to repurchase by the Company, at the exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares.

  The Plan Administrator will have complete discretion under the Discretionary Option Grant Program to determine which eligible individuals are to receive option grants, the time or times when such grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding.

  The exercise price for the shares of common stock subject to option grants made under our 2000 plan may be paid in cash or in shares of common stock valued at fair market value on the exercise date. The option may also be exercised through a same-day sale program without any cash outlay by the optionee.

  The compensation committee will have the authority to cancel outstanding options under the discretionary option grant program, including options transferred from the Predecessor Plan, in return for the grant of new options for the same or a different number of option shares with an exercise price per share based upon the fair market value of our common stock on the new grant date.

  Stock appreciation rights are authorized for issuance under the discretionary option grant program. Such rights will provide the holders with the election to surrender their outstanding options for an appreciation distribution from us equal to the fair market value of the vested shares of common stock subject to the surrendered option, less the aggregate exercise price payable for those shares. Such appreciation distribution may be made in cash or in shares of common stock. None of the outstanding options under the Predecessor Plan contain any stock appreciation rights.

Salary Investment Option Grant Program

  In the event the compensation committee elects to activate the salary investment option grant program for one or more calendar years, each of our executive officers and other highly compensated employees selected for participation may elect, prior to the start of the calendar year, to reduce his or her base salary for that calendar year by a specified dollar amount not less than $10,000 nor more than $50,000. Each selected individual who files such a timely election will automatically be granted, on the first trading day in January of the calendar year for which his or her salary reduction is to be in effect, an option to purchase that number of shares of common stock determined by dividing the salary reduction amount by two-thirds of the fair market value per share of our common stock on the grant date. The option will be exercisable at a price per share equal to one-third of the fair market value of the option shares on the grant date. As a result, the option will be structured so that the fair market value of the option shares on the grant date less the exercise price payable for those shares will be equal to the amount by which the optionee's salary is reduced under the program. The option will become exercisable in a series of 12 equal monthly installments over the calendar year for which the salary reduction is to be in effect.

Stock Issuance Program

  Shares may be sold under the Stock Issuance Program at a price per share not less than their fair market value, payable in cash or through a promissory note payable to the Company. Shares may also be issued as a bonus for past services without any cash outlay required of the recipient. Shares of common stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals. The Plan Administrator will have complete discretion under this program to determine which eligible individuals are to receive such stock issuances or share right awards, the time or times when such issuances or awards are to be made, the number of shares subject to each such issuance or award and the vesting schedule to be in effect for the stock issuance or share rights award.

  The shares issued may be fully and immediately vested upon issuance or may vest subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the Stock Issuance Program.

  Outstanding share right awards under the Stock Issuance Program will automatically terminate, and no shares of common stock will actually be issued in satisfaction of those awards, if the performance goals established for such awards are not attained. The Plan Administrator, however, will have the discretionary authority to issue shares of common stock in satisfaction of one or more outstanding share right awards as to which the designated performance goals are not attained.

Director Fee Option Grant Program

  Should the director fee option grant program be activated in the future, each non-employee board member will have the opportunity to apply all or a portion of any cash retainer fee for the year to the acquisition of a below-market option grant. The option grant will automatically be made on the first trading day in January in the year for which the retainer fee would otherwise be payable in cash. The option will have an exercise price per share equal to one-third of the fair market value of the option shares on the grant date, and the number of shares subject to the option will be determined by dividing the amount of the retainer fee applied to the program by two-thirds of the fair market value per share of our common stock on the grant date. As a result, the option will be structured so that the fair market value of the option shares on the grant date less the exercise price payable for those shares will be equal to the portion of the retainer fee applied to that option. The option will become exercisable in a series of 12 equal monthly installments over the calendar year for which the fee election is to be in effect. However, the option will become immediately exercisable for all the option shares upon the optionee's death or disability while serving as a board member.

Automatic Option Grant Program

  Under the Automatic Option Grant Program, eligible non-employee Board members will receive a series of option grants over their period of Board service. Each individual who first becomes a non-employee Board member at any time on or after the Plan Effective Date will receive an option grant for 5,000 shares of common stock on the date such individual joins the Board, provided such individual has not been in the prior employ of the Company. In addition, on the date of each Annual Stockholders Meeting, after the Plan Effective Date each non-employee Board member who is to continue to serve as a non-employee Board member will automatically be granted an option to purchase 1,000 shares of common stock, provided such individual has served on the Board for at least six months. There will be no limit on the number of such 1,000 share option grants any one eligible non-employee Board member may receive over his or her period of continued Board service, and non-employee Board members who have previously been in the Company's employ will be eligible to receive one or more such annual option grants over their period of Board service.

  Each automatic grant will have an exercise price per share equal to the fair market value per share of common stock on the grant date and will have a term of 10 years, subject to earlier termination following the optionee's cessation of Board service. Each automatic option will be immediately exercisable for all of the option shares; however, any unvested shares purchased under the option will be subject to repurchase by the Company, at the exercise price paid per share, should the optionee cease Board service prior to vesting in those shares. The shares subject to each 5,000-share automatic option grant will vest in a series of six (6) successive equal semi-annual installments upon the optionee's completion of each six (6)-month period of Board service over the thirty-six (36)-month period measured from the grant date. The shares subject to each annual 1,000-share automatic grant will vest upon in two successive equal semi-annual installments upon the optionee's completion of each six (6)-month period of Board service measured from the grant date. However, the shares will immediately vest in full upon certain changes in control or ownership of the Company or upon the optionee's death or disability while a Board member. Following the optionee's cessation of Board service for any reason, each option will remain exercisable for a 12-month period and may be exercised during that time for any or all shares in which the optionee is vested at the time of such cessation of Board service.

Stock Awards

  The table below shows, as to each of the Named Executive Officers in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted under the Predecessor Plan during the period from January 1, 1999 through December 31, 1999, together with the weighted average exercise price payable per share. No direct stock issuances have been made to date under the 2000 Plan.



                              OPTION TRANSACTIONS
-------------------------------------------------------------------------------
                                             Options Granted   Weighted Average
                    Name                    (Number of Shares)  Exercise Price
-------------------------------------------------------------------------------
  Stephen R. Chapin, Jr.                          301,428           $ 9.65
  Chairman of the Board, President & CEO
-------------------------------------------------------------------------------
  David N. Mahony                                 187,500           $10.10
  Chief Operating Officer
-------------------------------------------------------------------------------
  Harry A. Layman                                 271,250           $ 0.80
  Engineering and Chief Technical Officer
-------------------------------------------------------------------------------
  John Chapin                                      50,000           $14.00
  Senior Vice President, Member Experience
-------------------------------------------------------------------------------
  Joseph S. Grabias                               150,000           $ 3.86
  Chief Financial Officer
-------------------------------------------------------------------------------
  Mark F. Bryant                                   50,000           $ 2.12
  Senior Vice President--Business
   Development
-------------------------------------------------------------------------------
  All non-employee directors as a group
   (2)                                             82,500           $15.80
-------------------------------------------------------------------------------
  All employees, including current
   officers who are not executive
   officers, as a group                         2,971,684           $ 7.02

New Plan Benefits

  As of March 31, 2000, no option grants or direct stock issuances have been made under the 2000 Plan for which stockholder approval is sought under this Proposal.

Acceleration

  For the options issued pursuant to the 2000 Plan, in the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation will automatically accelerate and vest for one (1) year's worth of vesting. In addition, if the options are assumed but an employee is terminated without cause within six (6) months following the acquisisiton, the employee's outstanding options will accelerate and vest for one (1) year's worth of vesting. The Plan Administrator will have complete discretion to grant one or more options under the Discretionary Grant Program which will become fully exercisable for all the option shares in the event those options are assumed in the acquisition and the optionee's service with the Company or the acquiring entity terminates within a designated period (not to exceed eighteen months) following such acquisition. The vesting of outstanding shares under the Stock Issuance Program may be accelerated upon similar terms and conditions. The Plan Administrator will also have the authority to grant options which will immediately vest upon an acquisition of the Company, whether or not those options are assumed by the successor corporation.

  The Plan Administrator is also authorized under the Discretionary Option Grant and Stock Issuance Programs to grant options and to structure repurchase rights so that the shares subject to those options or repurchase rights will immediately vest in connection with a change in ownership or control of the Company (whether by successful tender offer for more than fifty percent (50%) of the outstanding voting stock or by a change in the majority of the Board by reason of one or more contested elections for Board membership). Such accelerated vesting may occur either at the time of such change in ownership or control or upon the subsequent termination of the individual's service within a designated period (not to exceed eighteen months) following such change in ownership or control.

  The Plan Administrator will have the discretion to extend the acceleration provisions of the 2000 Plan to any or all of the options incorporated from the Predecessor Plan which do not otherwise provide similar protection.

  The shares subject to each option under the Salary Investment Option Grant Program, the Automatic Option Grant Program and the Director Fee Option Grant Program will immediately vest upon (i) an acquisition of the Company by merger or asset sale, (ii) the successful completion of a tender offer for more than 50% of the Company's outstanding voting stock or (iii) a change in the majority of the Board effected through one or more contested elections for Board membership.

  Limited stock appreciation rights will automatically be included as part of each grant made under the salary investment option grant program and the automatic and director fee option grant programs, and these rights may also be granted to one or more officers as part of their option grants under the discretionary option grant program. Options with this feature may be surrendered to us upon the successful completion of a hostile tender offer for more than 50% of our outstanding voting stock. In return for the surrendered option, the optionee will be entitled to a cash distribution from us in an amount per surrendered option share based upon the highest price per share of our common stock paid in that tender offer.

  The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Financial Assistance

  The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the 2000 Plan. The Plan Administrator will determine the terms of any such assistance. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares.

Changes in Capitalization

  In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2000 Plan, (ii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the 2000 Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option, (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option incorporated into the 2000 Plan from the Predecessor Plan and (vi) the maximum number and/or class of securities by which the share reserve is to increase automatically each year. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the Plan or the outstanding options thereunder.

Amendment and Termination

  The Board may amend or modify the 2000 Plan at any time, subject to any required stockholder approval pursuant to applicable laws and regulations. Unless sooner terminated by the Board, the 2000 Plan will terminate on the earliest of (i) March 29, 2010, (ii) the date on which all shares available for issuance under the Plan have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with certain changes in control or ownership of the Company.

                        Federal Income Tax Consequences

Option Grants

  Options granted under the 2000 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

  Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

  Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over
(ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

  If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

  Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

  If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date those shares vest over (ii) the exercise price paid for such shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for those shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

  The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights

  An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to the appreciation distribution for the taxable year in which the ordinary income is recognized by the optionee.

Direct Stock Issuance

  The tax principles applicable to direct stock issuances under the 2000 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Deductibility of Executive Compensation

  The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code
Section 162(m).

Accounting Treatment

  Under the current accounting principles in effect for equity incentive programs such as the 2000 Plan, the option grants under the Discretionary Option Grant and Automatic Option Grant Programs will not result in any direct charge to the Company's reported earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in footnotes to the Company's financial statements, the pro-forma impact those options would have upon the Company's reported earnings were the fair value of those options at the time of grant treated as a compensation expense. In addition, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

  Under proposed amendments to the current accounting principles, option grants made to consultants will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially on the grant date and subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option (or, if later, the effective date of the final amendment) and the vesting date of each installment of the option shares. In addition, if the proposed amendment is adopted, any options which are repriced after December 15, 1999 will also trigger a direct charge to the Company's earnings measured by the appreciation in the value of the underlying shares over the period between the grant date of the option (or, if later, the effective date of the final amendment) and the date the option is exercised for those shares.

  Should one or more individuals be granted tandem stock appreciation rights under the 2000 Plan, then such rights would result in a compensation expense to be charged against the Company's reported earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

Stockholder Approval

  The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Meeting is required for approval of the implementation of the 2000 Plan. Should such stockholder approval not be obtained, then any stock options granted under the 2000 Plan which is the subject of this Proposal will terminate without ever becoming exercisable for any of the shares of Common Stock subject to those options. However, in the absence of such stockholder approval, stock options and direct stock issuances may continue to be made under the Predecessor Plan until the share reserve as last approved by the stockholders is issued.

Recommendation of Board of Directors

  The Board of Directors recommends a vote FOR the implementation of the 2000 Plan.

                                PROPOSAL NO. 3

                   APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

  The stockholders are being asked to approve the Company's Employee Stock Purchase Plan under which two hundred fifty thousand (250,000) shares of the Company's common stock will be reserved for issuance. The Purchase Plan was adopted by the Board of Directors on March 30, 2000, and, subject to stockholder approval, will become effective on May 4, 2000, provided this Proposal is approved at the Annual Meeting.

  The Purchase Plan is designed to allow eligible employees of the Company and participating affiliates (whether now existing or subsequently established) to purchase shares of common stock at quarterly intervals through their accumulated periodic payroll deductions under the Purchase Plan.

  The following is a summary of the principal features of the Purchase Plan. The summary, however, does not purport to be a complete description of all of the provisions of the Purchase Plan. A copy of the Purchase Plan is attached hereto as Appendix B and is incorporated herein by reference.

Administration

  The Purchase Plan will be administered by the Compensation Committee of the Board. Such committee, as Plan Administrator, will have full authority to adopt administrative rules and procedures and to interpret the provisions of the Purchase Plan.

  All costs incurred in the administration of the Purchase Plan will be paid by the Company.

Securities Subject to the Purchase Plan

  The number of shares of common stock reserved for issuance under the Purchase Plan will be limited to two hundred fifty thousand (250,000) shares. The reserve will automatically increase on the first trading day in January each calendar year, beginning in calendar year 2001, by an amount equal to
 .25% of the total number of outstanding shares of the Company's common stock on the last trading day in December in the prior calendar year. In no event will any such annual increase exceed 70,000 shares.

  The shares issuable under the Purchase Plan may be made available from authorized but unissued shares of the Company's common stock or from shares of common stock repurchased by the Company, including shares repurchased on the open market.

  In the event that any change is made to the outstanding common stock (whether by reason of any recapitalization, stock dividend, stock split, exchange or combination of shares or other change in corporate structure effected without the Company's receipt of consideration), appropriate adjustments will be made to (i) the maximum number and class of securities issuable under the Purchase Plan, (ii) the maximum number and class of securities purchasable per participant on any one quarterly purchase date,
(iii) the maximum number and class of securities purchasable in total by all participants on any one purchase date and (iv) the number and class of securities and the price per share in effect under each outstanding purchase right. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the Purchase Plan or the outstanding purchase rights thereunder.

Offering Periods and Purchase Rights

  Shares of common stock will be offered under the Purchase Plan through a series of overlapping offering periods, with new offering periods to begin on the first business day of February, May, August and November each year. Each offering period will have a maximum duration of twenty-four (24) months. However, the first offering period will begin at the Plan Effective Date and will end on the last business day in April 2002. The next offering period will begin on the first business day in August 2000 and end on the last business day in July 2002. The Board may choose prior to the start date of any offering period to not start that offering period.

Eligibility and Participation

  Any individual who is employed on a basis under which he or she is regularly expected to work for more than twenty (20) hours per week for more than five
(5) months per calendar year in the employ of the Company or any participating parent or subsidiary corporation (including any corporation which subsequently becomes such at any time during the term of the Purchase Plan) will be eligible to participate in the Purchase Plan. However, an employee may participate in only one offering period at a time.

  At the time the employee joins the offering period, he or she will be granted a purchase right to acquire shares of common stock at semi-annual intervals over that offering period. The purchase dates will occur on the last business days of January, April, July and October each year, and all payroll deductions collected from the participant for the period ending with each such semi-annual purchase date will automatically be applied to the purchase of common stock.

  As of March 31, 2000, approximately 135 employees, including 10 executive officers, were eligible to participate in the Purchase Plan.

Purchase Price

  The purchase price of the common stock acquired on each quarterly purchase date will be equal to 85% of the lower of (i) the fair market value per share of common stock on the start date of the offering period in which the individual is enrolled or (ii) the fair market value on the quarterly purchase date.

  The fair market value per share of common stock on any particular date under the Purchase Plan will be deemed to be equal to the closing selling price per share on such date on the Nasdaq National Market. On March 31, 2000, the closing selling price per share of common stock on the Nasdaq National Market was $68.875.

Payroll Deductions and Stock Purchases

  Each participant may authorize periodic payroll deductions in any multiple of 1% (up to a maximum of 10%) of his or her cash earnings to be applied to the acquisition of common stock at semi-annual intervals. Accordingly, on each applicable semi-annual purchase date (the last business day in January, April, July and October each year), the accumulated payroll deductions of each participant will automatically be applied to the purchase of whole shares of common stock at the purchase price in effect for the participant for that purchase date.

Special Limitations

  The Purchase Plan imposes certain limitations upon a participant's rights to acquire common stock, including the following limitations:

  . Purchase rights granted to a participant may not permit such individual to purchase more than $25,000 worth of common stock (valued at the time each purchase right is granted) for each calendar year those purchase rights are outstanding at any time.

  . Purchase rights may not be granted to any individual if such individual would, immediately after the grant, own or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

  . No participant may purchase more than one thousand (1,000) shares of common stock on any one purchase date.

  . The maximum number of shares of common stock purchasable in total by all participants on any one purchase date will be limited to sixty two thousand five hundred (62,500) shares.

  The Plan Administrator will have the discretionary authority to increase or decrease the per participant and total participant purchase limitations as of the start date of any new offering period under the Purchase Plan, with the new limits to be in effect for that offering period and each subsequent offering period.

Termination of Purchase Rights

  The participant may withdraw from the Purchase Plan at any time, and his or her accumulated payroll deductions will, at the participant's election, either be applied to the purchase of shares on the next semi-annual purchase date or be refunded immediately.

  The participant's purchase right will immediately terminate upon his or her cessation of employment or loss of eligible employee status. Any payroll deductions which the participant may have made for the offering period in which such cessation of employment or loss of eligibility occurs will be refunded and will not be applied to the purchase of common stock.

Stockholder Rights

  No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

Assignability

  No purchase rights will be assignable or transferable by the participant, and the purchase rights will be exercisable only by the participant.

Change in Control

  Should the Company be acquired by merger, sale of substantially all of its assets or sale of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities, then all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition. The purchase price will be equal to 85% of the lower of (i) the fair market value per share of common stock on the start date of the offering period in which the individual is enrolled at the time such acquisition occurs or (ii) the fair market value per share of common stock immediately prior to such acquisition. The limitation on the maximum number of shares purchasable in total by all participants on any one purchase date will not be applicable to any purchase date attributable to such an acquisition.

Share Pro-Ration

  Should the total number of shares of common stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Purchase Plan, then the Plan Administrator will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the common stock pro-rated to such individual, will be refunded.

Amendment and Termination

  The Purchase Plan will terminate upon the earliest of (i) the last business day in April 2010, (ii) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights or (iii) the date on which all purchase rights are exercised in connection with certain changes in control or ownership of the Company.

  The Board may at any time alter, suspend or discontinue the Purchase Plan. However, the Board may not, without stockholder approval, (i) increase the number of shares issuable under the Purchase Plan, (ii) alter the purchase price formula so as to reduce the purchase price or (iii) modify the requirements for eligibility to participate in the Purchase Plan.

Federal Tax Consequences

  The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

  If the participant sells or otherwise disposes of the purchased shares within two (2) years after the start date of the offering period in which such shares were acquired or within one (1) year after the quarterly purchase date on which those shares were actually acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess.

  If the participant sells or disposes of the purchased shares more than two
(2) years after the start date of the offering period in which the shares were acquired and more than one (1) year after the quarterly purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) fifteen percent (15%) of the fair market value of the shares on the start date of that offering period; and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.

  If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the fair market value of the shares on the start date of the offering period in which those shares were acquired will constitute ordinary income in the year of death.

Accounting Treatment

  Under current accounting principles applicable to employee stock purchase plans qualified under Section 423 of the Internal Revenue Code, the issuance of common stock under the Purchase Plan will not result in a compensation expense chargeable against the Company's reported earnings. However, the Company must disclose, in pro-forma statements to the Company's financial statements, the impact the purchase rights granted under the Purchase Plan would have upon the Company's reported earnings were the value of those purchase rights treated as compensation expense.

Vote Required

  The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the Purchase Plan. Should such stockholder approval not be obtained, then the Purchase Plan will not be implemented.

  The Board recommends that the stockholders vote FOR the approval of the Purchase Plan. The Board believes that it is in the best interests of the Company to provide a program of stock ownership to the Company's employees in order to provide them with a meaningful opportunity to acquire a substantial proprietary interest in the Company and thereby encourage such individuals to remain in the Company's service and more closely align their interests with those of the stockholders.

                                  PROPOSAL 4

                         RATIFICATION OF SELECTION OF
                        INDEPENDENT PUBLIC ACCOUNTANTS

  Upon the recommendation of the Audit Committee, the Board of Directors appointed PricewaterhouseCoopers LLP, independent public accountants, as independent accountants of the Company to serve for the year ending December 31, 2000, subject to the ratification of such appointment by the stockholders at the Annual Meeting. A majority of the votes of the outstanding shares of Common Stock present in person or by Proxy at the Annual Meeting is required to ratify the appointment of the auditors. A representative of PricewaterhouseCoopers LLP will attend the Annual Meeting with the opportunity to make a statement if he or she so desires and will also be available to answer inquiries.

  The Board of Directors recommends that the stockholders vote FOR the ratification of Pricewaterhousecoopers LLP as the company's independent public accountants for the fiscal year ending December 31, 2000.

                             STOCKHOLDER PROPOSALS

  In accordance with regulations issued by the Commission, stockholder proposals intended for presentation at the 2001 Annual Meeting of Stockholders must be received by the Secretary of the Company no later than December 10, 2000 if such proposals are to be considered for inclusion in the Company's Proxy Statement. A proposal, including any accompanying supporting statement, may not exceed 500 words. In addition, the proxy solicited by the Board of Directors for the 2001 Annual Meeting of Stockholders will confer discretionary authority to vote on any stockholder proposal raised at the 2001 Annual Meeting of Stockholders which is not described in the 2001 proxy statement unless the Company has received notice of such proposal on or before February 25, 2001. However, if the Company determines to change the date of the 2001 Annual Meeting of Stockholders more than 30 days from May 4, 2001, the Company will provide stockholders with a reasonable time before the Company begins to print and mail its proxy materials for the 2001 Annual Meeting of Stockholders in order to allow such stockholders an opportunity to make proposals in accordance with the rules and regulations of the Commission.

                                 OTHER MATTERS

  Management knows of no matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.


                                          By Order of the Board of Directors
                                          /s/ Stephen R. Chapin, Jr.
                                          --------------------------
                                          Stephen R. Chapin, Jr.
                                          President, Chief Executive Officer
                                           and
                                          Chairman of the Board of Directors

Herndon, Virginia
April 17, 2000

                                                                     Appendix A
                             LIFEMINDERS.COM, INC.

                           2000 STOCK INCENTIVE PLAN

                                  ARTICLE ONE

                              GENERAL PROVISIONS

   I. PURPOSE OF THE PLAN

       This 2000 Stock Incentive Plan is intended to promote the interests of LifeMinders.com, Inc., a Delaware corporation, by providing eligible persons in the Corporation's service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such service.

       Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

  II. STRUCTURE OF THE PLAN

       A.The Plan shall be divided into five separate equity incentives programs:

          -- the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

          -- the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in special option grants,

          -- the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary),

          -- the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive option grants at designated intervals over their period of continued Board service, and

          -- the Director Fee Option Grant Program under which non-employee Board members may elect to have all or any portion of their annual retainer fee otherwise payable in cash applied to a special stock option grant.

       B.The provisions of Articles One and Seven shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

  III. ADMINISTRATION OF THE PLAN

       A.The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. However, any discretionary option grants or stock issuances for members of the Primary Committee must be authorized by a disinterested majority of the Board.

       B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

      C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any stock option or stock issuance thereunder.

      D. The Primary Committee shall have the sole and exclusive authority to determine which Section 16 Insiders and other highly compensated Employees shall be eligible for participation in the Salary Investment Option Grant Program for one or more calendar years. However, all option grants under the Salary Investment Option Grant Program shall be made in accordance with the express terms of that program, and the Primary Committee shall not exercise any discretionary functions with respect to the option grants made under that program.

      E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

      F. Administration of the Automatic Option Grant and Director Fee Option Grant Programs shall be self-executing in accordance with the terms of those programs, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under those programs.

  IV. ELIGIBILITY

      A.The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

        (i)Employees,

        (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

        (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

      B.Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

      C. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when the issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

       D. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

       E. The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who first become non-employee Board members on or after the Plan Effective Date, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholders Meetings held after the Plan Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

       F. All non-employee Board members shall be eligible to participate in the Director Fee Option Grant Program.

  V.STOCK SUBJECT TO THE PLAN

       A.The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed four million six hundred thousand (4,600,000) shares. Such reserve shall consist of (i) the number of shares estimated to remain available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation's stockholders, including the shares subject to outstanding options under the Predecessor Plan, (ii) plus an additional increase of one million seven hundred thousand (1,700,000) shares.

       B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with calendar year 2001, by an amount equal to four percent (4%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed one million five hundred thousand (1,500,000) shares.

       C. No one person participating in the Plan may receive stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 1,000,000 shares of Common Stock in the aggregate per calendar year.

       D. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent (i) those options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under
Section IV of Article Two, Section III of Article Three, Section II of Article Five or Section III of Article Six of the Plan shall not be available for subsequent issuance under the Plan.

       E. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan, (v) the number and/or class of securities and exercise price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan and (vi) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the provisions of Section V.B of this Article One. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO

                      DISCRETIONARY OPTION GRANT PROGRAM

  I. OPTION TERMS

       Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

       A.Exercise Price.

          1.The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Seven and the documents evidencing the option, be payable in one or more of the forms specified below:

            (i)cash or check made payable to the Corporation,

            (ii)shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

            (iii)the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

       Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

       B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten
(10) years measured from the option grant date.

       C.Effect of Termination of Service.

          1.The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

            (i)Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

            (ii) Any option held by the Optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the Optionee's designated beneficiary or beneficiaries of that option.

            (iii) Should the Optionee's Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options under this Article Two, then all those options shall terminate immediately and cease to be outstanding.

            (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

          2.The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

            (i)extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

            (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

       D.Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

       E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

       F. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee's death. Non-Statutory Options shall be subject to the same restriction, except that a Non-Statutory Option may be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's family or to a trust established exclusively for one or more such family members or to Optionee's former spouse, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

  II. INCENTIVE OPTIONS

       The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Seven shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

       A.Eligibility. Incentive Options may only be granted to Employees.

       B. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

       C. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

  III. CORPORATE TRANSACTION/CHANGE IN CONTROL

       A.In the event of any Corporate Transaction, each outstanding option, issued pursuant to the 2000 Plan, under the Discretionary Option Grant Program shall automatically partially accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for the lesser of (i) the number of shares which are unvested and unexercised or (ii) the number of shares equal to the shares that would have otherwise vested had the Optionee provided Services for an additional twelve
(12) months from the effective date of the Corporate Transaction. The twelve
(12) month vesting acceleration shall be deemed to have occurred with respect to the shares subject to the option that would have vested last, such that the overall vesting schedule of the option is reduced by twelve (12) months. The option may be exercised for any or all of those accelerated shares as fully vested shares of Common Stock. However, an outstanding option shall not become exercisable on such an accelerated basis if and to the extent: (i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Corporate Transaction on any shares for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

       B. In the event of any Corporate Transaction, each outstanding option under the Discretionary Option Grant Program shall become exercisable for the lesser of (i) the number of shares which are unvested and unexercised or (ii) the number of shares equal to the shares that would have otherwise vested had the Optionee provided Services for an additional twelve (12) months from the effective date of the Corporate Transaction, in the event the Optionee's employment is subsequently terminated not for Misconduct within six (6) months following the effective date of any Corporate Transaction in which these options are assumed and do not otherwise accelerate. The twelve (12) month vesting acceleration shall be deemed to have occurred with respect to the shares subject to the option that would have vested last, such that the overall vesting schedule of the option is reduced by twelve (12) months.

       C. Outstanding repurchase rights under the Discretionary Option Grant Program shall automatically partially terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest as if the Participant had provided an additional twelve (12) months of Service in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued. In addition, the repurchase rights shall terminate as if the Participant had provided an additional twelve (12) months of Service if the Participant's employment should subsequently terminate by reason of a termination not for Misconduct within six (6) months following the effective date of any Corporate Transaction in which these repurchase rights are assigned to the successor corporation (or parent thereof).

       D. Immediately following the consummation of the Corporate Transaction, all outstanding options under the Discretionary Option Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

       E. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year and (iv) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Discretionary Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

       F. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effective date of such Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to those options and may be exercised for any or all of those shares as fully vested shares of Common Stock, whether or not those options are to be assumed in the Corporate Transaction. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Option Grant Program so that those rights shall not be assignable in connection with such Corporate Transaction and shall accordingly terminate upon the consummation of such Corporate Transaction, and the shares subject to those terminated rights shall thereupon vest in full.

       G. The Plan Administrator shall have full power and authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall become exercisable for all the shares of Common Stock at the time subject to those options in the event the Optionee's Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed and do not otherwise accelerate. In addition, the Plan Administrator may structure one or more of the Corporation's repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of his or her Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

       H. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effective date of a Change in Control, become exercisable for all the shares of Common Stock at the time subject to those options and may be exercised for any or all of those shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Option Grant Program so that those rights shall terminate automatically upon the consummation of such Change in Control, and the shares subject to those terminated rights shall thereupon vest in full. Alternatively, the Plan Administrator may condition the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program and the termination of one or more of the Corporation's outstanding repurchase rights under such program upon the subsequent termination of the Optionee's Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control.

      I. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Nonstatutory Option under the Federal tax laws.

      J. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

  IV. CANCELLATION AND REGRANT OF OPTIONS

      The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor
Plan) and to grant in substitution new options covering the same or a different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

  V.STOCK APPRECIATION RIGHTS

      A.The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

      B.The following terms shall govern the grant and exercise of tandem stock appreciation rights:

        (i)One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

        (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

        (iii) If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

      C.The following terms shall govern the grant and exercise of limited stock appreciation rights:

        (i)One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

        (ii) Upon the occurrence of a Hostile Take-Over, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock at the time subject to such option (whether or not the option is otherwise at that time exercisable for those shares) over (B) the aggregate exercise price payable for those shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

        (iii) At the time such limited stock appreciation right is granted, the Plan Administrator shall pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

                                 ARTICLE THREE

                    SALARY INVESTMENT OPTION GRANT PROGRAM

  I.OPTION GRANTS

       The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Grant Program is to be in effect and to select the Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program for such calendar year or years. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Ten Thousand Dollars ($10,000.00) nor more than Fifty Thousand Dollars ($50,000.00). Each individual who files such a timely authorization shall automatically be granted an option under the Salary Investment Grant Program on the first trading day in January of the calendar year for which the salary reduction is to be in effect.

  II. OPTION TERMS

       Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

       A.Exercise Price.

          1.The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

       B.Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

          X = A + (B x 66 2/3%), where

          X is the number of option shares,

         A is the dollar amount by which the Optionee's base salary is to be reduced for the calendar year pursuant to his or her election under the Salary Investment Option Grant Program, and

          B is the Fair Market Value per share of Common Stock on the option grant date.

       C.Exercise and Term of Options. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

       D. Effect of Termination of Service. Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten (10)-year option term or
(ii) the expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the designated beneficiary or beneficiaries of the option. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Service. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

  III. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

       A.In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. Each such outstanding option shall terminate immediately following the Corporate Transaction, except to the extent assumed by the successor corporation (or parent thereof) in such Corporate Transaction. Any option so assumed shall remain exercisable for the fully vested shares until the earlier of (i) the expiration of the ten (10)- year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

       B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. The option shall remain so exercisable until the earliest to occur of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service, (iii) the termination of the option in connection with a Corporate Transaction or (iv) the surrender of the option in connection with a Hostile Take-Over.

       C. Upon the occurrence of a Hostile Take-Over while the Optionee remains in Service, such Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option held by him or her under the Salary Investment Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. The Primary Committee shall, at the time the option with such limited stock appreciation right is granted under the Salary Investment Option Grant Program, pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Primary Committee or the Board shall be required at the time of the actual option surrender and cash distribution.

       D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Salary Investment Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

       E. The grant of options under the Salary Investment Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

  IV. REMAINING TERMS

       The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                 ARTICLE FOUR

                            STOCK ISSUANCE PROGRAM

  I.STOCK ISSUANCE TERMS

       Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals.

       A.Purchase Price.

          1.The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

          2. Subject to the provisions of Section I of Article Seven, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

            (i)cash or check made payable to the Corporation, or

            (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

       B.Vesting Provisions.

          1.Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals.

          2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

          3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

          4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the

Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

          5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

          6. Outstanding share right awards under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals established for such awards are not attained. The Plan Administrator, however, shall have the discretionary authority to issue shares of Common Stock under one or more outstanding share right awards as to which the designated performance goals have not been attained.

  II. CORPORATE TRANSACTION/CHANGE IN CONTROL

       A.The Corporation's outstanding repurchase rights under the Stock Issuance Program shall partially terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest as if the Participant had provided an additional twelve (12) months of Service in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement. In addition, the repurchase rights shall terminate as if the Participant had provided an additional twelve (12) months of Service if the Participant's employment should subsequently terminate by reason of a termination not for Misconduct within six (6) months following the effective date of any Corporate Transaction in which these repurchase rights are assigned to the successor corporation (or parent thereof).

       B. The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

       C. The Plan Administrator shall also have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, either upon the occurrence of a Change in Control or upon the subsequent termination of the Participant's Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of that Change in Control.

  III. SHARE ESCROW/LEGENDS

       Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                 ARTICLE FIVE

                        AUTOMATIC OPTION GRANT PROGRAM

  I.OPTION TERMS

       A.Grant Dates. Option grants shall be made on the dates specified below:

          1.Each individual who is first elected or appointed as a non-employee Board member at any time on or after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 5,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

          2. On the date of each Annual Stockholders Meeting held after the Plan Effective Date, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board at that particular Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase 1,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 1,000-share option grants any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have otherwise received one or more stock option grants from the Corporation prior to the Plan Effective Date shall be eligible to receive one or more such annual option grants over their period of continued Board service.

       B.Exercise Price.

          1.The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

       C.Option Term. Each option shall have a term of ten (10) years measured from the option grant date.

       D. Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any unvested shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. The shares subject to each initial 5,000-share grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) successive equal annual installments upon the Optionee's completion of each year of service as a Board member over the four
(4)-year period measured from the option grant date. The shares subject to each annual 1,000-share option grant shall vest in one installment upon the Optionee's completion of the one (1)-year period of service measured from the grant date.

       E. Limited Transferability of Options. Each option under this Article Five may be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's family or to a trust established exclusively for one or more such family members or to Optionee's former spouse, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Five, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

       F. Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

            (i)The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or the designated beneficiary or beneficiaries of such option) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

            (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

            (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for any or all of those shares as fully vested shares of Common Stock.

            (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

  II. CORPORATE TRANSACTION/ CHANGE IN CONTROL/ HOSTILE TAKE-OVER

       A.In the event of a Corporate Transaction while the Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option held by such Optionee under this Automatic Option Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

       B. In the event of a Change in Control while the Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option held by such Optionee under this Automatic Option Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Each such option shall remain exercisable for such fully vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

       C. All outstanding repurchase rights under this under this Automatic Option Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction or Change in Control.

       D. Upon the occurrence of a Hostile Take-Over while the Optionee remains a Board member, such Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding options under this Automatic Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

       E. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Automatic Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

       F. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

  III. REMAINING TERMS

       The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE SIX

                       DIRECTOR FEE OPTION GRANT PROGRAM

  I.OPTION GRANTS

      The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years for which the Director Fee Option Grant Program is to be in effect. For each such calendar year the program is in effect, each non-employee Board member may irrevocably elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board for that year to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Corporation's Chief Financial Officer prior to the first day of the calendar year for which the annual retainer fee which is the subject of that election is otherwise payable. Each non-employee Board member who files such a timely election shall automatically be granted an option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which the retainer fee election is in effect.

  II. OPTION TERMS

      Each option shall be a Non-Statutory Option governed by the terms and conditions specified below.

      A.Exercise Price.

         1.The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

         2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

      B.Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

           X = A + (B x 66-2/3%), where

           X is the number of option shares,

           A is the portion of the annual retainer fee subject to the non-employee Board member's election under this Director Fee Option Grant Program, and

           B is the Fair Market Value per share of Common Stock on the option grant date.

      C.Exercise and Term of Options. The option shall become exercisable in a series of twelve (12) equal monthly installments upon the Optionee's completion of each calendar month of Board service during the calendar year for which the retainer fee election is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

      D. Limited Transferability of Options. Each option under this Article Six may be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's family or to a trust established exclusively for one or more such family members or to Optionee's former spouse, to the extent such assignment is in connection with Optionee's estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan

Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Six, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

       E. Termination of Board Service. Should the Optionee cease Board service for any reason (other than death or Permanent Disability) while holding one or more options under this Director Fee Option Grant Program, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. However, each option held by the Optionee under this Director Fee Option Grant Program at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

       F. Death or Permanent Disability. Should the Optionee's service as a Board member cease by reason of death or Permanent Disability, then each option held by such Optionee under this Director Fee Option Grant Program shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may be exercised for any or all of those shares as fully vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. To the extent such option is held by the Optionee at the time of his or death, that option may be exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the designated beneficiary or beneficiaries of such option.

       Should the Optionee die after cessation of Board service but while holding one or more options under this Director Fee Option Grant Program, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the designated beneficiary or beneficiaries of such option. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or
(ii) the three (3)-year period measured from the date of the Optionee's cessation of Board service.

  III. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

       A.In the event of any Corporate Transaction while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. Each such outstanding option shall terminate immediately following the Corporate Transaction, except to the extent assumed by the successor corporation (or parent thereof) in such Corporate Transaction. Any option so assumed and shall remain exercisable for the fully vested shares until the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Board service.

       B. In the event of a Change in Control while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. The option shall remain so exercisable until the earliest to occur of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Board service, (iii) the termination of the option in connection with a Corporate Transaction or (iv) the surrender of the option in connection with a Hostile Take-Over.

       C. Upon the occurrence of a Hostile Take-Over while the Optionee remains a Board member, such Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option held by him or her under the Director Fee Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

       D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Director Fee Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

       E. The grant of options under the Director Fee Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

  IV. REMAINING TERMS

       The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                 ARTICLE SEVEN

                                 MISCELLANEOUS
  I.FINANCING

       The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest-bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of such shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

  II.TAX WITHHOLDING

       A.The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

       B.The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant or Director Fee Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

          Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

          Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

  III.EFFECTIVE DATE AND TERM OF THE PLAN

       A.The Plan shall become effective immediately on the Plan Effective Date. However, the Salary Investment Option Grant Program and the Director Fee Option Grant Program shall not be implemented until such time as the Primary Committee may deem appropriate. Options may be granted under the Discretionary Option Grant at any time on or after the Plan Effective Date, and the initial option grants under the Automatic Option Grant Program shall also be made on the Plan Effective Date to any non-employee Board members eligible for such grants at that time. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

       B.The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or direct stock issuances shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan on the Plan Effective Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

       C.One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

       D.The Plan shall terminate upon the earliest to occur of (i) March 29, 2010, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Should the Plan terminate on March 29, 2010, then all option grants and unvested stock issuances outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

  IV. AMENDMENT OF THE PLAN

       A.The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

       B.Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Investment Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

  V. USE OF PROCEEDS

       Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

  VI. REGULATORY APPROVALS

       A.The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

       B.No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

  VII. NO EMPLOYMENT/SERVICE RIGHTS

       Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                   APPENDIX

       The following definitions shall be in effect under the Plan:

       A.Automatic Option Grant Program shall mean the automatic option grant program in effect under Article Five of the Plan.

       B.Board shall mean the Corporation's Board of Directors.

       C.Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

            (i)the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

            (ii)a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

       D.Code shall mean the Internal Revenue Code of 1986, as amended.

       E.Common Stock shall mean the Corporation's common stock.

       F.Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

            (i)a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

            (ii)the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

       G.Corporation shall mean LifeMinders.com, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of LifeMinders.com, Inc. which shall by appropriate action adopt the Plan.

       H.Director Fee Option Grant Program shall mean the special stock option grant in effect for non-employee Board members under Article Six of the Plan.

       I.Discretionary Option Grant Program shall mean the discretionary option grant program in effect under Article Two of the Plan.

       J.Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

      K.Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

      L.Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

           (i)If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

           (ii)If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

      M.Hostile Take-Over shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

      N.Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

      O.Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

           (i)such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

           (ii)such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

      P.Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

      Q.1934 Act shall mean the Securities Exchange Act of 1934, as amended.

      R.Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

      S.Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Investment Option Grant, Automatic Option Grant or Director Fee Option Grant Program.

      T.Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      U.Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

      V.Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant and Director Fee Option Grant Programs, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

      W.Plan shall mean the Corporation's 2000 Stock Incentive Plan, as set forth in this document.

      X.Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

      Y.Plan Effective Date shall mean the date the Plan is initially approved by the stockholders.

      Z.Predecessor Plan shall mean the Corporation's 1998 Stock Option Plan in effect immediately prior to the Plan Effective Date hereunder.

      AA. Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and to administer the Salary Investment Option Grant Program solely with respect to the selection of the eligible individuals who may participate in such program.

      BB. Salary Investment Option Grant Program shall mean the salary investment option grant program in effect under Article Three of the Plan.

      CC.Secondary Committee shall mean a committee of one or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than
Section 16 Insiders.

      DD.Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

      EE.Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

       FF.Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

       GG.Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

       HH.Stock Issuance Program shall mean the stock issuance program in effect under Article Four of the Plan.

       II.Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

       JJ.Take-Over Price shall mean the greater of (i) the Fair Market Value per hare of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

       KK.10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

       LL.Withholding Taxes shall mean the Federal, state and local income and employment withholding taxes to which the holder of Non-Statutory Options or unvested shares of Common Stock may become subject in connection with the exercise of those options or the vesting of those shares.

                                                                     Appendix B

                             LIFEMINDERS.COM, INC.

                         EMPLOYEE STOCK PURCHASE PLAN

  I. PURPOSE OF THE PLAN

  This Employee Stock Purchase Plan is intended to promote the interests of LifeMinders.com, Inc., a Delaware corporation, by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll deduction-based employee stock purchase plan designed to qualify under Section 423 of the Code. Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

  II. ADMINISTRATION OF THE PLAN

  The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

  III. STOCK SUBJECT TO PLAN

       A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The number of shares of Common Stock reserved for issuance over the term of the Plan shall be limited to Two Hundred Fifty Thousand (250,000) shares.

       B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with calendar year 2001, by an amount equal to one-quarter of one percent (.25%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 70,000 shares.

       C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date, (iii) the maximum number and class of securities purchasable in total by all Participants on any one Purchase Date, and (iv) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

  IV. OFFERING PERIODS

       A. Shares of Common Stock shall be offered for purchase under the Plan through a series of overlapping offering periods until such time as (i) the shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

       B. Each offering period shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date of such offering period. Offering periods shall commence at quarterly intervals on the first business day of May, August, November and February each year over the term of the Plan. Accordingly, four (4) separate offering periods shall commence in each calendar year the Plan remains in existence unless the Board otherwise determines prior to the start of any new offering period. However, the initial offering period shall commence at the Plan Effective Date and terminate on the last business day in April 2002.

       C. Each offering period shall consist of a series of one or more successive Purchase Intervals. Purchase Intervals shall run from the first business day in May to the last business day in October each year, from the first business day in August to the last business day in January of the following year, from the first business day in November to the last business day in April each year and from the first business day in February each year to the last business day in July each year. However, the first Purchase Interval in effect under the initial offering period shall commence at the Plan Effective Date and terminate on the last business day in October 2000.

  V.ELIGIBILITY

       A. Each individual who is an Eligible Employee on the start date of any offering period under the Plan may enter that offering period on such start date. However, an Eligible Employees may participate in only one offering period at a time.

       B. An Eligible Employee must, in order to participate in a particular offering period, complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before the start date of that offering period.

  VI. PAYROLL DEDUCTIONS

       A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during an offering period may be any multiple of one percent (1%) of the Cash Earnings paid to the Participant during each Purchase Interval within that offering period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:

         (i) The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.

         (ii) The Participant may, prior to the commencement of any new Purchase Interval within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the ten percent (10%) maximum) shall become effective on the start date of the first Purchase Interval following the filing of such form.

       B. Payroll deductions shall begin on the first pay day administratively feasible following the start date of the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be required to be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

       C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

       D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

  VII. PURCHASE RIGHTS

       A. Grant of Purchase Rights. A Participant shall be granted a separate purchase right for each offering period in which he or she is enrolled. The purchase right shall be granted on the start date of the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments during that offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

       Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

       B. Exercise of the Purchase Right. Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

       C. Purchase Price. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date within the particular offering period in which he or she is enrolled shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

       D. Number of Purchasable Shares. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the particular offering period in which he or she is enrolled shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed One Thousand (1,000) shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization. In addition, the maximum number of shares of Common Stock purchasable in total by all Participants in the Plan on any one Purchase Date shall not exceed Sixty-Two Thousand Five Hundred (62,500) shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization. However, the Plan Administrator shall have the discretionary authority, exercisable prior to the start of any offering period under the Plan, to increase or decrease the limitations to be in effect for the number of shares purchasable per Participant and in total by all Participants enrolled in that particular offering period on each Purchase Date which occurs during that offering period.

       E. Excess Payroll Deductions. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable per Participant or in total by all Participants on the Purchase Date shall be promptly refunded.

       F. Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

         (i) A Participant may, at any time prior to the next scheduled Purchase Date in the offering period in which he or she is enrolled, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Interval in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

         (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the start date of that offering period.

         (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Interval or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant's behalf during such leave. Upon the Participant's return to active service (x) within ninety (90) days following the commencement of such leave or (y) prior to the expiration of any longer period for which such Participant's right to reemployment with the Corporation is guaranteed by statute or contract, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return. An individual who returns to active employment following a leave of absence that exceeds in duration the applicable (x) or
  (y) time period will be treated as a new Employee for purposes of subsequent participation in the Plan and must accordingly re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the start date of any subsequent offering period in which he or she wishes to participate.

       G. Change in Control. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Change in Control, by applying the payroll deductions of each Participant for the Purchase Interval in which such Change in Control occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of the offering period in which such individual is enrolled at the time of such Change in Control or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Change in Control. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase, but not the limitation applicable to the maximum number of shares of Common Stock purchasable in total by all Participants on any one Purchase Date.

       The Corporation shall use its best efforts to provide at least ten (10) days' prior written notice of the occurrence of any Change in Control, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Change in Control.

       H. Proration of Purchase Rights. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

       I. Assignability. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

       J. Stockholder Rights. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

  VIII. ACCRUAL LIMITATIONS

       A.No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423)) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-
Five Thousand Dollars ($25,000.00) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

       B. For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

         (i) The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period in which such right remains outstanding.

         (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000.00) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

       C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions that the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

       D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

  IX. EFFECTIVE DATE AND TERM OF THE PLAN

       A. The Plan was adopted by the Board on May 4, 2000, and shall become effective at the Plan Effective Date, provided no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the stockholders of the Corporation and (ii) the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect, and all sums collected from Participants during the initial offering period hereunder shall be refunded.

       B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in April 2010, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Change in Control. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

  X. AMENDMENT OF THE PLAN

       A. The Board may alter, amend, suspend or terminate the Plan at any time to become effective immediately following the close of any Purchase Interval. However, the Plan may be amended or terminated immediately upon Board action, if and to the extent necessary to assure that the Corporation will not recognize, for financial reporting purposes, any compensation expense in connection with the shares of Common Stock offered for purchase under the Plan, should the financial accounting rules applicable to the Plan at the Plan Effective Date be subsequently revised so as to require the Corporation to recognize compensation expense in the absence of such amendment or termination.

       B. In no event may the Board effect any of the following amendments or revisions to the Plan without the approval of the Corporation's stockholders:
(i) increase the number of shares of Common Stock issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan or (iii) modify the eligibility requirements for participation in the Plan.

  XI. GENERAL PROVISIONS

       A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation; however, each Plan Participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any shares purchased under the Plan.

       B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

       C. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

                                   Schedule A

                         Corporations Participating in
                          Employee Stock Purchase Plan
                         As of the Plan Effective Date

                             LifeMinders.com, Inc.
                        Please RSVP.com WITI Corporation

                                   APPENDIX

       The following definitions shall be in effect under the Plan:

       A.Annual Meeting shall mean the Corporation's annual meeting of stockholders held on May 4, 2000 and any adjournments thereof.

       B.Board shall mean the Corporation's Board of Directors.

       C.Cash Earnings shall mean (i) the regular base salary paid to a Participant by one or more Participating Companies during such individual's period of participation in one or more offering periods under the Plan plus
(ii) all overtime payments, bonuses, commissions, profit-sharing distributions or other incentive-type payments received during such period. Such Cash Earnings shall be calculated before deduction of (A) any income or employment tax withholdings or (B) any contributions made by the Participant to any Code
Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. However, Cash Earnings shall not include any contributions made by the Corporation or any Corporate Affiliate on the Participant's behalf to any employee benefit or welfare plan now or hereafter established (other than Code
Section 401(k) or Code Section 125 contributions deducted from such Cash Earnings).

       D.Change in Control shall mean a change in ownership of the Corporation pursuant to any of the following transactions:

         (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

         (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

         (iii) the acquisition, directly or indirectly, by a person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by or is under common control with the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

       E.Code shall mean the Internal Revenue Code of 1986, as amended.

       F.Common Stock shall mean the Corporation's common stock.

       G.Corporate Affiliate shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

       H.Corporation shall mean LifeMinders.com, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of LifeMinders.com, Inc. that shall by appropriate action adopt the Plan.

       I.Eligible Employee shall mean any person who is employed by a Participating Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401 (a).

       J.Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

         (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

         (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

         (iii) For purposes of the initial offering period that begins at the Plan Effective Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the Underwriting Agreement.

       K. 1933 Act shall mean the Securities Act of 1933, as amended.

       L. Participant shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

       M. Participating Corporation shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan are listed in attached Schedule A.

       N. Plan shall mean the Corporation's 2000 Employee Stock Purchase Plan, as set forth in this document.

       O. Plan Administrator shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan.

       P. Plan Effective Date shall mean the date the Plan is approved by the Corporation's stockholders at the Annual Meeting. Any Corporate Affiliate that becomes a Participating Corporation after such Plan Effective Date shall designate a subsequent Plan Effective Date with respect to its employee-Participants.

       Q. Purchase Date shall mean the last business day of each Purchase Interval. The initial Purchase Date shall be October 31, 2000.

       R. Purchase Interval shall mean each successive six (6)-month period within a particular offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

       S. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

       T. Underwriting Agreement shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

                        APPENDIX C (Edgar Filing only)

                                 Form of Proxy

                             LIFEMINDERS.COM, INC.

             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS--MAY 4, 2000
      (This Proxy is solicited by the Board of Directors of the Company)

  The undersigned stockholder of LifeMinders.com, Inc. hereby appoints Stephen
R. Chapin, Jr. and Joseph S. Grabias, and each of them, with full power of substitution, proxies to vote the shares of stock which the undersigned could vote if personally present at the Annual Meeting of Stockholders of LifeMinders.com, Inc. to be held at Hyatt Regency Town Center, 1800 President's Street, Reston, Virginia 20190, on May 4, 2000 at 9:30 a.m. (Virginia time).

1. ELECTION OF DIRECTORS (for terms as described in the Proxy Statement)

  [_]FOR nominees                      [_]WITHHOLD AUTHORITY to
     below (except as                     vote for nominees
     marked to the                        below
     contrary)

NOMINEES: Gene Riechers (Class I) Sunil Paul(Class II)

INSTRUCTION: To withhold authority to vote for an individual nominee, write the nominee's name on the space provided below.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

2. ADOPTION OF 2000 STOCK ISSUANCE PLAN

  [_] FOR      [_] AGAINST      [_] ABSTAIN WITH RESPECT TO

3. ADOPTION OF EMPLOYEE STOCK PURCHASE PLAN

  [_] FOR      [_] AGAINST      [_] ABSTAIN WITH RESPECT TO

4. RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

  [_] FOR      [_] AGAINST      [_] ABSTAIN WITH RESPECT TO

5. IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING

  Please date and sign exactly as your name appears on the envelope in which this material was mailed. If shares are held jointly, each stockholder should sign. Executors, administrators, trustees, etc. should use full title and, if more than one, all should sign. If the stockholder is a corporation, please sign full corporate name by an authorized officer. If the stockholder is a partnership, please sign full partnership name by an authorized person.

                                          _____________________________________
                                          Name(s) of Stockholder

                                          _____________________________________
                                          Signature(s) of Stockholder

Dated: ______________________________